UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2011
CKX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34794	27-0118168

(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-838-3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On June 10, 2011, CKx, Inc. (“CKx”) issued a press release announcing an amendment to the Rule 13e-3 Transaction Statement filed by CKx, the Promenade Trust and Ms. Priscilla Presley on May 20, 2011, as amended, relating to the tender offer by Colonel Offeror Sub, LLC to acquire all of the outstanding shares of CKx common stock at an offer price of $5.50 per share.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, issued June 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX, INC.
Dated: June 10, 2011	By:	/s/ Kelly S. Pontano
		Name:	Kelly S. Pontano
		Title:	Senior Counsel & Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, issued June 10, 2011